UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 17, 2017 (May 17, 2017)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton, Suite 1200 Ft. Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 870-2601

(Former name or former address, if changed since last report):  Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual stockholders’ meeting (the “Annual Meeting”) of Range Resources Corporation (the “Company”) was held on Wednesday, May 17, 2017 at 8:00 a.m. Central Time at the Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street in Fort Worth, Texas. As of March 24, 2017, the record date for the Annual Meeting, there were 247,557,467 shares of common stock issued and outstanding. A quorum of 218,987,664 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.

Stockholders elected each of the Company’s eleven nominees for director to serve a term of one year to expire at the 2018 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	183,580,236	92.63%	14,528,553	69,286	20,809,589
Anthony V. Dub	175,739,552	88.67%	22,384,197	54,326	20,809,589
Allen Finkelson	173,428,528	87.51%	24,693,114	56,433	20,809,589
James M. Funk	187,212,162	94.46%	10,901,640	64,273	20,809,589
Christopher A. Helms	185,361,740	93.53%	12,750,565	65,770	20,809,589
Robert A. Innamorati	191,257,639	96.50%	6,847,224	73,212	20,809,589
Mary Ralph Lowe	181,155,865	91.41%	16,951,479	70,731	20,809,589
Greg G. Maxwell	185,678,495	93.69%	12,430,804	68,776	20,809,589
Kevin S. McCarthy	170,631,781	86.10%	27,484,944	61,350	20,809,589
Steffen E. Palko	186,140,326	93.92%	11,965,099	72,650	20,809,589
Jeffrey L. Ventura	183,299,167	92.49%	14,730,241	148,667	20,809,589

2.	Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures of the Named Executive Officers (“Say on Pay”).

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
136,258,472	68.75%	61,759,555	160,048	20,809,589

3.	Stockholders approved, on an advisory basis, the frequency of presentation of future Say on Pay votes.

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions
192,040,985	168,572	5,843,727	124,791

4.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017, as set forth below:

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
215,228,383	98.28%	3,650,921	108,360	—

5.	The stockholder proposal requesting publication of a political spending report was not approved:

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
72,114,271	36.38%	123,409,092	2,654,712	20,809,589

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole
Senior Vice President-General Counsel and Corporate Secretary

Date:  May 17, 2017

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